UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

CLARUS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39802	85-1231852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Skokie Boulevard, Suite 340 Northbrook, Illinois (Address of principal executive offices)	60062 (Zip Code)

Registrant’s telephone number, including area code: (847) 871-0377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on September 5, 2022, Clarus Therapeutics Holdings, Inc., or Clarus, and its wholly-owned subsidiary Clarus Therapeutics, Inc., or OpCo, filed voluntary petitions for bankruptcy protection under Chapter 11 of Title 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the District of Delaware, or the Court (Case No. 22-10845).

On October [14], 2022, Clarus and OpCo concluded the auction held as a part of Clarus and OpCo’s court-supervised sale process, with Tolmar, Inc., or Tolmar, deemed the successful bidder.

The winning bid, which remains subject to definitive documentation and Court approval, includes cash consideration consisting of $7.25 million upfront, and contingent consideration payable for a three-year period consisting of (i) royalties in the amount of 6% of net sales of Jatenzo within the United States for net sales of up to $20 million and 10% for net sales of Jatenzo within the United States for net sales greater than $20 million, with a minimum royalty payment of $500,000 for each year of the three-year term and (ii) annual milestone payments of $3 million, $5 million or $7 million if net sales of Jatenzo exceed $30 million, $50 million or $70 million, respectively. Tolmar’s winning bid also committed to making reasonable efforts at commercialization within 30 days following closing of the asset sale, with 75 people dedicated to, committed to, or assigned to the marketing and sales of Jatenzo, and an outside closing date of October 27, 2022. There can be no assurance that Clarus and OpCo will enter into a definitive asset purchase agreement with Tolmar, that such asset purchase agreement will be approved by the Court at the hearing scheduled for October 26, 2022, or that Clarus and OpCo will consummate the sale pursuant to any such asset purchase agreement.

On October 18, 2022, Clarus issued a press release announcing the results of the bankruptcy auction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Trading in Clarus’ Securities

Clarus’ securityholders are cautioned that trading in Clarus’ securities during the pendency of the Chapter 11 case is highly speculative and will pose substantial risks. Trading prices for Clarus’ securities may bear little or no relationship to the actual recovery, if any, by holders thereof in Clarus’ Chapter 11 case. Accordingly, Clarus urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” for purposes of the federal securities laws. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Clarus’ forward-looking statements in this current report on Form 8-K include, but are not limited to, express or implied statements about Clarus’ plans to sell all of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code; the terms of the winning bid in Clarus’ bankruptcy auction and Clarus’ ability to enter into a definitive asset purchase agreement, Court approval thereof, and Clarus’ ability to consummate the sale and timing thereof, among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Clarus will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Clarus’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to risks associated with negotiating a definitive asset purchase agreement, risks associated with Court approval of the terms and ability to meet the closing conditions, along with the risks associated with the potential adverse impact of the Chapter 11 filings on Clarus’ liquidity and results of operations; changes in Clarus’ ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and the proposed asset sale; the effect of the Chapter 11 filings and proposed asset sale on Clarus’ relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed asset sale; and the timing or amount of any distributions, if any, to Clarus’ stakeholders, as well as risks associated with pharmaceutical development and being a pharmaceutical company generally, along with those factors described under the heading “Risk Factors” in Clarus’ annual report on 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission, or the SEC, on March 31, 2022, and those that are included in any of Clarus’ future filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the ongoing COVID-19 pandemic and there may be additional risks that Clarus considers immaterial, or which are unknown. It is not possible to predict or identify all such risks. Clarus’ forward-looking statements only speak as of the date they are made, and Clarus does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Clarus Therapeutics Holdings, Inc., dated October 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARUS THERAPEUTICS HOLDINGS, INC

Date: October 18, 2022	By:	/s/ Robert E. Dudley
	Name:	Robert E. Dudley
	Title:	Chief Executive Officer